EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K Annual Report of First Financial Holdings, Inc. Sharing Thrift Plan for the year ended December 31, 2002, as filed with the U. S. Securities and Exchange Commission on the date hereof (Report), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Susan E. Baham, Chief financial Officer of the Company, or A. Thomas Hood, Chief Executive Officer, certify that, to my knowledge:

    the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the First Financial Holdings, Inc. Sharing Thrift Plan.
By:	/s/ A. Thomas Hood	By:	/s/ Susan E. Baham
	A. Thomas Hood		Susan E. Baham
	Chief Executive Officer		Chief Financial Officer

Dated: June 27, 2003

A signed original of this written statement required by Section 906 has been provided to First Financial Holdings, Inc. and will be retained by First Financial Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

17

Exhibit 23

Consent of Independent Auditors

MCLAIN, MOISE & ASSOCIATES, PC

Certified Public Accountants	409 King Street, First Floor Charleston, SC 29403 Tel. (843) 577-0414 Fax (843) 577-0428

CONSENT OF INDEPENDENT AUDITORS

The Trustees

First Financial Holdings, Inc. Sharing Thrift Plan

We consent to the incorporation by reference in the Registration Statement listed below of our report on the financial statements of the First Financial Holdings, Inc. Sharing Thrift Plan included in the Annual Report on Form 11-K of First Financial Holdings, Inc. for the year ended December 31, 2002.

Registration Statement No. 33-22837 on Form S-8, dated June 27, 1988, as amended

/s/ MCLAIN, MOISE & ASSOCIATES, PC

Charleston, South Carolina

June 27, 2003